UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 18, 2012

Date of Report

(Date of earliest event reported)

NexCore Healthcare Capital Corp

(Exact name of registrant as specified in its charter)

Delaware	000-50764	20-0003432
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1621 18th Street, Suite 250, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 244-0700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 4, 2012, NexCore Healthcare Capital Corp (“NexCore” or the “Company”) filed a definitive Information Statement on Schedule 14C describing a corporate restructuring that is intended to increase the Company’s operational and tax efficiency, while providing the Company with better access to capital under a more favorable organizational structure. As one of the restructuring steps outlined within the Information Statement, the Company will spin-out a newly-formed subsidiary, NexCore Real Estate LLC, which will hold most of the Company's current and future healthcare real estate interests. The spin-out will be effected through the distribution of one Class B Unit of NexCore Real Estate LLC for each share of NexCore common stock. The distribution will be made to shareholders of record as of the close of business on December 24, 2012 (the "Record Date") with a payment date of December 26, 2012. After the distribution, NexCore shareholders will own the same number of shares of NexCore common stock they owned prior to the distribution plus an equal number of Class B Units of NexCore Real Estate LLC. As described in the Information Statement, the Company intends as the final step in the restructuring to exchange each shareholder's shares of NexCore common stock and Class B Units of NexCore Real Estate LLC for newly-issued units of the new holding company in 2013 when the restructuring is expected to be complete.

Based upon a valuation prepared by a third party appraisal firm, the value of the Class B Unit distribution equates to $0.0234 per share of NexCore common stock. Since this is a non-cash dividend, the Company’s Board of Directors anticipates prior to March 31, 2013 to make a cash dividend to shareholders as of the Record Date to cover expected shareholder tax liabilities resulting from the dividend.

The Company previously stated that it intended to cease filing SEC reports prior to effecting the spin-off. The Company has revised its plan and now intends to continue filing SEC reports.

This report contains “forward-looking statements.” All statements, other than statements of historical facts, included in this information statement that address activities, events or developments that the Company expects, intends, believes or anticipates will or may occur in the future are forward-looking statements. These statements include forward-looking statements about the spin off, the subsequent holding company formation and the other aspects of the restructuring. These statements are based on assumptions made by the Company based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to the Company’s financial performance and other important factors that could cause actual results to differ materially from those projected as described in the Company’s reports filed with the Securities and Exchange Commission. See “Risk Factors” in the Company’s Annual Report filed on Form 10-K and other public filings and press releases. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXCORE HEALTHCARE CAPITAL CORP

Date: December 20, 2012	By:	/s/ Robert E. Lawless
	Name:	Robert E. Lawless
	Title:	Chief Financial Officer